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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (Date of earliest event reported):  November 12, 2004
                                                   (November 5, 2004)
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                     INTERDIGITAL COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)



         Pennsylvania                   1-11152              23-1882087
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                 Identification No.)


 781 Third Avenue, King of Prussia, PA                      19406-1409
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(Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

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Item 8.01. Other Events.

Samsung Arbitration
-------------------

As referenced in the Company's Form 10-K for the year ended December 31, 2003 (2003 Form 10-K), InterDigital Communications Corporation (InterDigital) and its wholly-owned subsidiary InterDigital Technology Corporation (ITC), are parties to an arbitration proceeding involving Samsung Electronics Co., Ltd. The arbitration panel has informed the parties that it has scheduled the evidentiary hearing to commence in June 2005. Under a provisional timetable (reported in the Company's Form 8-K dated June 29, 2004), the arbitration panel had tentatively scheduled the evidentiary hearing for commencement in February 2005.

Nokia Arbitration
-----------------

As referenced in the Company's 2003 Form 10-K, InterDigital and ITC are parties to a separate arbitration proceeding involving Nokia Corporation (Nokia). Commencement of the evidentiary hearing in the arbitration proceeding involving InterDigital, ITC and Nokia continues to be scheduled for January 2005.





Absent a resolution of these arbitration proceedings or unexpected delays, the Company expects decisions to be rendered after each respective evidentiary hearing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ Lawrence F. Shay
                                            --------------------------
                                            Lawrence F. Shay
                                            General Counsel



Dated:  November 12, 2004